THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S
Lincoln CVUL Series III – Elite Series

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln CVUL Series III – Elite Series

Supplement dated September 24, 2025 to the Prospectus

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The LVIP Western Asset Core Bond Fund will no longer be available as an investment option beginning October 31, 2025.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.